UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 22, 2006

TARGET RECEIVABLES CORPORATION

(Depositor into the Issuing Entity for the Certificates)

TARGET CREDIT CARD MASTER TRUST

(Issuing Entity for the Certificates)

TARGET CREDIT CARD OWNER TRUST 2005-1

(Issuing Entity for the Notes)

Minnesota

(State or other jurisdiction of incorporation)

0-26930	41-1812153
(Commission File Number)	(I.R.S. Employer Identification Number)

Target Receivables Corporation

1000 Nicollet Mall

31st Floor, Suite 3136

Minneapolis, Minnesota 55403

(612) 696-3102

(Address, including Zip Code, and Telephone Number,

Including Area Code, of Registrant’s Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

The Monthly Servicer’s Certificate for the Monthly Period ended July 29, 2006, the Monthly Collateral Certificateholders’ Statement for the Monthly Period ended July 29, 2006 and the Monthly Administrator’s Statement for the Monthly Period ended July 29, 2006, with respect to the Floating Rate Class A Asset Backed Notes, Series 2005-1, and the Subordinated Interests, Series 2005-1, issued by the Target Credit Card Owner Trust (the “Trust”), were delivered to the Trustee on August 22, 2006.

The above described Monthly Servicer’s Certificate is filed as Exhibit 20.1 to this Report. The above described Monthly Collateral Certificateholders’ Statement is filed as Exhibit 20.2 to this Report. The above described Monthly Administrator’s Statement is filed as Exhibit 20.3 to this Report.

The total number of accounts in the Trust is included in our monthly 8-K for the purpose of calculating the percentage of non-US accounts in the Trust. The total number of accounts, as reported in our previously filed Monthly Certificateholders’ Statement, was understated by approximately 2 million for November 2005 and June 2006 and approximately 5 million for December 2005 through May 2006. The percentage of non-US accounts previously reported for each of these months was not materially misstated as a result of the error in the number of accounts.

The understatement in total number of accounts reported was caused by an administrative error in adjusting for inactive accounts which had been purged from our proprietary card database. Historically, we have maintained two database systems, one for our proprietary card and the other for Target Visa. In preparation for the shift to a single card portfolio management system, in November 2005 we began to remove certain inactive accounts from the proprietary database to minimize the number of inactive accounts that would be moved to the new system. Both our proprietary card and the Target Visa were moved to a single card portfolio management system in August 2006.

This administrative reporting error had no impact on previously reported revenues, expenses, receivables or any other financial metric or operational function.

Item 9.01:  Financial Statements and Exhibits

(c)                                  Exhibits

20.1                                                                           Series 2005-1 Monthly Servicer’s Certificate for the Monthly Period ended July 29, 2006.

20.2                                                                           Series 2005-1 Monthly Collateral Certificateholders’ Statement for the Monthly Period ended July 29, 2006.

20.3                                                                           Series 2005-1 Monthly Administrator’s Statement for the Monthly Period ended July 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2006

TARGET RECEIVABLES CORPORATION

	By:	/s/ Terrence J. Scully

	Name:	Terrence J. Scully
	Title:	Vice President

EXHIBIT INDEX

Exhibit

Description

Method of Filing

20.1	Series 2005-1 Monthly Servicer’s Certificate for the Monthly Period ended July 29, 2006.	Filed Electronically

20.2	Series 2005-1 Monthly Collateral Certificateholders’ Statement for the Monthly Period ended July 29, 2006.	Filed Electronically

20.3	Series 2005-1 Monthly Administrator’s Statement for the Monthly Period ended July 29, 2006.	Filed Electronically